                                  $844,050,374
                                 (Approximate)
                        CIT EQUIPMENT COLLATERAL 2001-1
                                  Owner Trust
                            Receivable-Backed Notes
                          NCT FUNDING COMPANY, L.L.C.
                                   Depositor
                            CIT Financial USA, Inc.
                                    Servicer
       The depositor and servicer are subsidiaries of The CIT Group, Inc.

                                     [LOGO]

                              Subject to Revision

                      Term Sheet Dated February 28, 2001

This Collateral and Structural Term Sheet (the "material") is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc One Capital Markets, Inc.
             Barclays Capital
                          First Union Securities, Inc.
                                            JPMorgan
                                                      Salomon Smith Barney

                                  $844,050,374
                                 (Approximate)
                        CIT EQUIPMENT COLLATERAL 2001-1
                                  Owner Trust
                            Receivable-Backed Notes
                          NCT FUNDING COMPANY, L.L.C.
                                   Depositor
                            CIT Financial USA, Inc.
                                    Servicer
       The depositor and servicer are subsidiaries of The CIT Group, Inc.


                                     [LOGO]

                              Subject to Revision

                       Term Sheet Dated February 28, 2001

This Collateral and Structural Term Sheet (the "material") is for your private information and Barclays Capital Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc One Capital Markets, Inc.
               Barclays Capital
                              First Union Securities, Inc.
                                            JPMorgan
                                                         Salomon Smith Barney

                                  $844,050,374
                                 (Approximate)
                        CIT EQUIPMENT COLLATERAL 2001-1
                                  Owner Trust
                            Receivable-Backed Notes
                          NCT FUNDING COMPANY, L.L.C.
                                   Depositor
                            CIT Financial USA, Inc.
                                    Servicer
       The depositor and servicer are subsidiaries of The CIT Group, Inc.

                                     [LOGO]

                              Subject to Revision

                       Term Sheet Dated February 28, 2001

This Collateral and Structural Term Sheet (the "material") is for your private information and First Union Securities, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc One Capital Markets, Inc.
                Barclays Capital
                             First Union Securities, Inc.
                                              JPMorgan
                                                       Salomon Smith Barney

                                  $844,050,374
                                 (Approximate)
                        CIT EQUIPMENT COLLATERAL 2001-1
                                  Owner Trust
                            Receivable-Backed Notes
                          NCT FUNDING COMPANY, L.L.C.
                                   Depositor
                            CIT Financial USA, Inc.
                                    Servicer
       The depositor and servicer are subsidiaries of The CIT Group, Inc.

                                     [LOGO]

                              Subject to Revision

                       Term Sheet Dated February 28, 2001

This Collateral and Structural Term Sheet (the "material") is for your private information and Salomon Smith Barney, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc One Capital Markets, Inc.
                 Barclays Capital
                                First Union Securities, Inc.
                                            JPMorgan
                                                         Salomon Smith Barney

                                  $844,050,374
                                 (Approximate)
                        CIT EQUIPMENT COLLATERAL 2001-1
                                  Owner Trust
                            Receivable-Backed Notes
                          NCT FUNDING COMPANY, L.L.C.
                                   Depositor
                            CIT Financial USA, Inc.
                                    Servicer
       The depositor and servicer are subsidiaries of The CIT Group, Inc.

                                     [LOGO]

                              Subject to Revision

                       Term Sheet Dated February 28, 2001

This Collateral and Structural Term Sheet (the "material") is for your private information and Chase Securities, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc One Capital Markets, Inc.
               Barclays Capital
                             First Union Securities, Inc.
                                          JPMorgan
                                                       Salomon Smith Barney

Proceeds of the assets of CIT Equipment Collateral 2001-1 Owner Trust and amounts on deposit in the Cash Collateral Account are the sole sources of payments on the notes. None of the notes represents an interest in or obligation of, or is insured or guaranteed by, The CIT Group, Inc., CIT Financial USA, Inc., NCT Funding Company, L.L.C. or any of their respective affiliates.

This term sheet contains structural and collateral information with respect to CIT Equipment Collateral 2001-1 Owner Trust. The information contained in this term sheet is preliminary and will be superseded in its entirety by the information appearing in the prospectus supplement relating to CIT Equipment Collateral 2001-1 Owner Trust and the related prospectus. The information contained in this term sheet addresses only certain limited aspects of the notes characteristics and does not purport to provide a complete assessment of the notes. The information contained herein may not reflect the impact of all structural characteristics of the notes or any changes made to the structure of the notes after the date hereof. Additional information will be contained in the prospectus supplement and the prospectus. You are urged to read both the prospectus supplement and the prospectus.

Although a registration statement (including a prospectus) relating to the notes has been filed with the Securities and Exchange Commission (the "SEC") and is effective, the prospectus supplement has not been filed with the SEC. The prospectus supplement will be filed within two business days of first use as required by SEC rules. Sales of the notes may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus. This term sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities or other applicable laws of any such state or other jurisdiction. The notes have not been approved or disapproved by the SEC or any state securities commission.

                                  $844,050,374
                                  (Approximate)
                         CIT EQUIPMENT COLLATERAL 2001-1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
       The depositor and servicer are subsidiaries of The CIT Group, Inc.

                                     [LOGO]

                               Subject to Revision
                       Term Sheet Dated February 28, 2001

            The owner trust will issue the following classes of notes


This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of CIT Equipment Collateral 2001-1 Owner Trust. We have prepared this term sheet with the cooperation of CIT Financial USA, Inc. The information assumptions we have provided in this term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by us with the SEC or incorporated by reference in the relevant registration statement. For a complete description of such information assumptions, you must refer to the prospectus supplement and the prospectus. This term sheet also supersedes any prior or similar term sheet. You may obtain a final prospectus and prospectus supplement by contacting Banc One Capital Markets, Inc. at 312-732-7885.


                Initial
Class          Aggregate      Interest                                           Price to    Underwriting
 of            Principal      Rate (per       First Payment        Stated         Public     Discount Per
Notes            Amount        annum)            Date           Maturity Date    Per Note         Note
-----------------------------------------------------------------------------------------------------------
 A-1        $180,000,000                     March 2001
 A-2        $252,000,000                     March 2001
 A-3        $232,000,000                     March 2001
 A-4        $129,407,352                     March 2001
  B         $ 12,660,755                     March 2001
  C         $ 16,881,007                     March 2001
  D         $ 21,101,259                     March 2001


Banc One Capital Markets, Inc.
               Barclays Capital
                              First Union Securities, Inc.
                                        JPMorgan
                                                      Salomon Smith Barney

C

                  CIT Equipment Collateral 2001-1 Owner Trust

Issuer

CIT Equipment Collateral 2001-1 Owner Trust, a Delaware business trust.

Originators

     CIT Financial USA, Inc.

     CIT Technology Financing Services, Inc.

     CIT Communications Finance Corporation

The address of each originator is 650 CIT Drive, Livingston, New Jersey 07039.

Servicer

CIT Financial USA, Inc.

Indenture and Indenture Trustee

The notes will be issued under an indenture. The Chase Manhattan Bank will serve as indenture trustee.

Owner Trustee

The owner trustee is Allfirst Financial Center National Association, acting not in its individual capacity but solely as owner trustee under the trust agreement with the depositor.

The Contracts

The contracts will consist of the following:

     equipment lease contracts, and

     loan and security agreements and other financing arrangements.

Cut-Off Date

February 1, 2001

As of the Cut-Off Date, the pool of contracts for the owner trust had the following characteristics. Percentages are based on the statistical contract pool principal balance which is the present value of the aggregate unpaid scheduled payments due on the contracts after the Cut-Off Date computed using an assumed discount rate of 6.25% (the "Statistical Discount Rate"):

     statistical contract pool principal balance:         $844,050,374
     number of contracts:                                       47,846
     average statistical contract principal balance:      $     17,641
     true leases:                                                78.42%
     finance leases:                                             21.11%
     loans and other financing arrangements:                      0.47%

     underlying equipment type concentration:

                                                              Principal
                                                               Balance
    Equipment Type                                          Concentration
    --------------                                          -------------
Computers and point of sale                                      47.25%
Telecommunications                                               37.36%
General Office Equipment / Copiers                                7.31%
Automotive Diagnostic Equipment                                   5.36%

No other single type of equipment accounted for more than 5% of the statistical contract pool principal balance.

     Geographic concentration (based on obligor billing address):

                          Principal
                           Balance
 State                  Concentration
 -----                  -------------
New York                    11.29%
California                  10.46%
Texas                        9.23%
New Jersey                   6.18%

No other state represented more than 5% of the statistical contract pool principal balance.

     remaining terms of the contracts             1 month to 93 months
     the weighted average remaining term of
     the contracts                                    40.6 months
     weighted average age of the contracts            3.5 months

C

       Statistics Relating to the Cut-Off Date Statistical Contract Pool

The principal balance of any contract is the present value of the unpaid scheduled payments due on the contract after the cut-off date. The aggregate principal balance of the contracts expected to be held by the owner trust as of any particular date is referred to as the contract pool principal balance. The contract pool principal balance is $844,050,374. This amount is based upon the contract pool principal balance determined as of the cut-off date, but also includes an amount in respect of scheduled payments on the contracts due prior to, but not received as of, the cut-off date.


The following tables set forth the characteristics of the contracts as of the cut-off date and are computed using the Statistical Discount Rate of 6.25%. Because the Discount Rate is dependent on the note interest rates, the depositor expects the discount rate at pricing to be slightly different from the Statistical Discount Rate. While the statistical distribution of the collateral characteristics as of the cut-off date calculated at the Discount Rate (determined at pricing) will vary somewhat from the statistical distribution of such characteristics as of the cut-off date calculated at the Statistical Discount Rate as presented in this term sheet, such variance is not expected to be material. The percentages and balances set forth in each of the following tables may not total due to rounding.

                                 Payment Status


                                                                                     % of
                                                                 Statistical     Statistical
                                  Aggregate         % of Total  Contract Pool   Contract Pool
                                  Number of          Number of    Principal       Principal
Days Delinquent                   Contracts          Contracts     Balance         Balance
---------------                   ---------          ---------     -------         -------
Current, including 1 to 30 day
delinquent                         46,013              96.17%     $808,640,779      95.80%
31-60 days delinquent               1,833               3.83        35,409,595       4.20
                                   ------             ------      ------------     -------
Total                              47,846             100.00%     $844,050,374     100.00%
                                   ======             ======      ============     =======

                           Contract Principal Balance

                                                                                     % of
                                                                Statistical       Statistical
                                 Aggregate    %  of Total      Contract Pool     Contract Pool
                                 Number of     Number of        Principal          Principal
Contract Principal Balance       Contracts     Contracts         Balance            Balance
---------------------------      ---------     ---------         -------            -------
$       0.01 to     5,000.00      24,522         51.25%        $ 69,127,524          8.19%
    5,000.01 to    10,000.00       9,924         20.74           70,335,392          8.33
   10,000.01 to    15,000.00       4,172          8.72           50,847,812          6.02
   15,000.01 to    25,000.00       3,288          6.87           63,365,612          7.51
   25,000.01 to    50,000.00       3,101          6.48          109,308,800         12.95
   50,000.01 to   100,000.00       1,636          3.42          111,397,274         13.20
  100,000.01 to   150,000.00         483          1.01           58,337,307          6.91
  150,000.01 to   250,000.00         355          0.74           68,195,330          8.08
  250,000.01 to   500,000.00         210          0.44           72,748,485          8.62
  500,000.01 to 1,000,000.00         109          0.23           73,888,218          8.75
1,000,000.01 to 1,500,000.00          28          0.06           34,369,651          4.07
1,500,000.01 to 2,500,000.00           5          0.01            9,578,898          1.13
2,500,000.01 to 5,000,000.00          11          0.02           39,338,369          4.66
5,000,000.01 to 7,367,287.51           2          0.00           13,211,701          1.57
                                  ------        ------         ------------        -------
          Total                   47,846        100.00%        $844,050,374        100.00%
                                  ======        ======         ============        =======


                                Types of Obligor

                                                                                          % of
                                                                      Statistical     Statistical
                                       Aggregate  % of Total         Contract Pool   Contract Pool
                                       Number of   Number of           Principal       Principal
Types of Obligors                      Contracts   Contracts            Balance          Balance
-----------------                      ---------   ---------            -------          -------
Service Organizations                    18,299       38.25%          $321,494,189        38.09%
Manufacturing                             4,562        9.53            134,691,574        15.96
Retail & Wholesale Trade                  5,326       11.13             93,833,694        11.12
Financial Services Institutions           3,352        7.01             89,078,782        10.55
Other                                    10,612       22.18             86,950,070        10.30
Transportation                            1,465        3.06             55,037,158         6.52
Medical / Healthcare Organizations        1,535        3.21             24,944,852         2.96
Printing & Copy Centers                     677        1.41             16,279,084         1.93
Construction                              1,385        2.89             10,813,418         1.28
Government                                  232        0.48              7,001,007         0.83
Resource, Farming & Fishing                 374        0.78              3,186,377         0.38
Machine Tools                                27        0.06                740,170         0.09
                                         ------      ------           ------------       -------
          Total                          47,846      100.00%          $844,050,374       100.00%
                                         ======      ======           ============       =======

As shown in the table above, the depositor's records list 10.30% of the statistical contract pool principal balance in the category of "Other" types of obligor. The depositor notes that the collateral securing approximately 5.26% of the statistical contract pool principal balance represents small ticket computer equipment and approximately 1.00% represents small ticket office equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 4.05% of the statistical contract pool principal balance. The depositor has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

                             Obligor Concentration

                                   Aggregate           Statistical                  % of Statistical
Obligors (including contracts      Number of      Contract Pool Principal       Contract Pool Principal
   securing vendor loans)          Contracts             Balance                         Balance
   ----------------------          ---------             -------                         -------
Top 5                                 624              $59,019,120                        6.99%


               Statistics Relating to Delinquencies and Defaults

The following table sets forth the delinquency experience at December 31 for the years 1995 to 1999 and as of September 30, 2000, of the portfolios of receivables similar to and including the contracts originated and serviced by the originators. For these purposes, a "delinquency" generally means that the obligor on the contract has failed to make a required scheduled payment in an amount equal to at least 90% of the required scheduled payment within 30 days of the due date. For these purposes, any payment made by the obligor on a contract subsequent to the required payment date is applied to the earliest payment which was unpaid. Contracts included in the pool to be securitized are no more than 60 days delinquent as of the cut-off date. These statistics are not necessarily indicative of the future performance of the contracts. Depending on the originator and the period, the statistics for the following table are based on the net investment, gross receivable or principal balance of the contracts. Net investment is the sum of all payments plus any expected equipment residual value (established in accordance with the Originators' policies) under a contract discounted to present value using the contract's implicit interest rate. The gross receivable is the undiscounted sum of all payments under a contract. The principal balance is the present value of the scheduled payments of a contract discounted at the applicable securitization pool discount rate. The delinquency percentage is calculated by dividing the dollar amount of the delinquent contract balance by the total contract balance.

                             Contract Delinquencies

                                                       Percentage of Contract Balances
                                                            which were Delinquent
                                             ------------------------------------------------
                                              31 to 60      61 to 90       Over 90
At                  Contract Balance            Days          Days          Days        Total
--                  ----------------            ----          ----          ----        -----
                     (In thousands)
12/31/1995              $5,118,569              3.05%        0.72%          1.07%       4.84%
12/31/1996              $5,761,927              3.68%        0.98%          1.21%       5.88%
12/31/1997              $6,318,858              2.79%        0.89%          1.12%       4.80%
12/31/1998              $7,647,518              4.30%        1.30%          1.95%       7.55%
12/31/1999              $9,973,484              3.83%        1.46%          2.15%       7.44%
9/30/2000               $8,571,505              3.58%        1.61%          2.00%       7.20%

                        Losses and Recoveries

The following table shows statistics for gross losses and losses net of recoveries on defaulted contracts similar to the contracts originated and serviced by the originators during the twelve-month period ending December 31 for each of the past five years from 1995 to 1999, and for the nine-month period ended September 30, 2000. Gross losses means total losses before recoveries measured against the net investment or principal balance of the contracts, gross of any allowance for losses. Net losses means losses after recoveries measured against the net investment or principal balance of the contracts, gross of any allowance for losses. Loss amounts are measured based on a rolling 12 month basis. These statistics are not necessarily indicative of the future performance of the contracts.


                         Aggregate Net     Gross Losses as a       Net Losses as a
                         Investment of     Percentage of Net      Percentage of Net
Twelve Months Ended        Contracts           Investment            Investment
------------------         ---------           ----------            ----------
                         (In thousands)
12/31/1995                 $4,659,212               1.58%               1.16%
12/31/1996                 $5,690,551               1.67%               1.33%
12/31/1997                 $6,426,531               1.60%               1.25%
12/31/1998                 $7,690,990               1.52%               1.14%
12/31/1999                 $9,973,484               1.52%               1.25%

Nine Months Ended
 9/30/2000                 $8,571,505               2.36%               1.39%

The data presented in the preceding tables are for illustrative purposes only. Such data relate to the performance of the portfolio of receivables, similar to the contracts, originated and serviced by the originators, and are not historical data regarding the contracts alone, since the contracts constitute only a portion of the originators' portfolio. In addition, the percentages in the table above have not been adjusted to eliminate the effect of the growth of the portfolio. Accordingly, the delinquency and loss percentages would be expected to be higher than those shown if a group of contracts were isolated at a period in time and the delinquency and loss data showed activity only for that isolated group over the period indicated.

                                   The Notes

Terms of the Notes
Payment Dates
The 20th day of each month, or if that day is not a business day, the next business day, beginning on March 20, 2001.

Interest
See the cover page for the interest rates as to all classes.

Interest Periods
Interest on the notes will accrue in the following manner:

                  From                To               Day Count
Class          (including)         (excluding)         Convention
-----          -----------         -----------         ----------
A-1           Prior Payment          Current           Actual/360
                  Date             Payment Date
A-2           20th of prior           20th of           30/360
                 month             current month
A-3           20th of prior           20th of           30/360
                 month             current month
A-4           Prior Payment           Current          Actual/360
                 Date              Payment Date
B             20th of prior           20th of           30/360
                 month             current month
C             20th of prior           20th of           30/360
                 month             current month
D             20th of prior           20th of           30/360
                 month             current month


On each payment date, after the owner trust repays any outstanding servicer advances and pays the servicer's monthly servicing fee, the owner trust will pay interest on the notes in the following order:


       Class of                     Receives Interest
        Notes                          Before Class
        -----                          ------------
A-1, A-2, A-3 and A-4                  B, C and D
          B                              C and D
          C                                 D
          D                               None

If the available funds are insufficient to pay interest on all classes of Class A Notes, the owner trust will apply the available funds pro rata to the classes of Class A Notes based on their respective principal balances.

Principal
After paying interest on the notes and any net swap payment to the swap counterparty, the owner trust will pay principal on the notes on each payment date.

In general, principal payments will be equal to the amount needed to decrease the aggregate note principal balance to the contract pool principal balance and will be allocated 94.0% to the Class A Notes, 1.5% to the Class B Notes, 2.0% to the Class C Notes and 2.5% to the Class D Notes.

However, exceptions to this general rule include:

     Until the Class A-1 Notes are paid in full, the Class A-1 Notes will receive at least enough principal to reduce the principal amount of the Class A-1 Notes to the Class A-1 Scheduled Principal Balance. If there are insufficient prepayments or payments on the contracts, this requirement may limit principal payments on the Class B, Class C and Class D Notes.

     Principal payments will generally be made to the various Class A Notes sequentially; so that no principal will be paid on any class of Class A Notes until each class with a lower numerical designation has been paid in full, for instance, the Class A-3 Notes will not receive any principal until the Class A-1 and Class A-2 Notes are paid in full.

This general description of distributions on the notes is subject to certain targets, floors, events of default and other qualifications described in the prospectus supplement.

Class A-4 Swap Agreement
The owner trust will enter into a swap agreement with a swap counterparty solely for the benefit of the Class A-4 noteholders. Under the swap agreement, the swap counterparty's payments will be calculated at the Class A-4 Note interest rate and the owner trust's payments will be calculated at the assumed fixed rate of [ ]%.

Class A-4 Swap Counterparty
Westdeutsche Landesbank Girozentrale, New York Branch will be the counterparty to the owner trust under the swap agreements. The swap counterparty currently has a "AA+" long-term senior unsecured debt rating from Standard & Poor's, a "Aa1" long-term senior unsecured debt rating from Moody's, and a "AAA" long term bank rating from Fitch. The swap counterparty currently has a "A-1+" short-term rating from Standard & Poor's, a "P-1" short-term rating from Moody's and a "F-1+" short-term rating from Fitch.

If the swap counterparty's long-term unsecured debt ceases to be rated at least "A" by Standard & Poor's (or its short term rating at least "A-1"), at least "A1" by Moody's and at least "A" by Fitch, the swap counterparty will be required within 30 days of the rating downgrade or withdrawal to establish arrangements satisfactory to the rating agencies that are sufficient to maintain or restore the ratings of the Class A-4 notes to the level immediately prior to the downgrading or withdrawal of the swap counterparty's rating. The Class A-4 noteholders bear the risk of any failure by the swap counterparty to take such actions and the risk of any inability of the owner trust to obtain a replacement swap agreement.

Any shortfall in the payment of interest on the Class A-4 Notes due entirely to the failure of the swap counterparty to make a required payment under the swap agreement will not constitute an event of default under the indenture. Except to the extent the amount available on any payment date exceeds the amount necessary to pay the servicing fee and unreimbursed servicer advances, all interest and principal payable on the notes, and Class A-4 Note interest being calculated at the assumed fixed rate for this purpose, and all amounts payable in connection with the cash collateral account, no amounts in addition to those available under the swap agreement will be available under the indenture to make up the shortfall. In addition, this shortfall will not be repaid upon any optional redemption of the notes.

Stated Maturity Dates
The notes will mature on the respective dates shown on the cover of this term sheet. However, if the stated maturity date is not a business day, then the stated maturity date will be the next business day.

Optional Redemption When the Aggregate Note
Principal Amount is Less Than 10% of Contract
Pool Principal Balance
CIT Financial USA, Inc., the seller of contracts to the depositor, has the option to purchase the owner trust's assets when the outstanding note principal balance is less than 10% of the initial contract pool principal balance. If the seller exercises this option, the indenture trustee will redeem all notes on the next payment date. The redemption price for each note will be the note's principal amount plus unpaid accrued interest to but excluding the redemption date.

The "contract principal balance" of any contract is the present value of the unpaid scheduled payments due on that contract after the Cut-Off Date discounted at the discount rate, called the "Discount Rate," of []%. The "contract pool principal balance" is the aggregate of the individual discounted contract principal balances.

Closing Date
On or about March 9, 2001.

Servicing; Servicing Fee
The servicer is CIT Financial USA, Inc. The servicer will be responsible for servicing, managing and administering the contracts and related interests, and enforcing and making collections on the contracts, and may hire sub-servicers to perform some of these tasks. The servicer is required to make advances for delinquent scheduled payments to the extent it in its sole discretion determines that advances will be recoverable in future periods. In the event that an entity other than an affiliate of CIT becomes a successor servicer, that entity shall have no obligation to make such servicer advances.

Servicer advances are reimbursable from contract payments.

The servicer's monthly fee will equal the product of one twelfth of 0.75 percent per annum; and the aggregate contract pool principal balance as of the first day of the related collection period.

The servicer's fee is payable out of contract payments.

The servicer will pay any sub-servicer servicing fees from its monthly servicing fee.

Ratings
The owner trust will not issue any class of notes unless Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and Fitch, Inc. assign at least the following ratings to each class of notes:

  Class            S&P            Moody's            Fitch
  -----            ---            -------            -----
   A-1             A-1+             P-1               F-1+
   A-2             AAA              Aaa               AAA
   A-3             AAA              Aaa               AAA
   A-4             AAA              Aaa               AAA
    B              AA               Aa3               AA
    C               A               A2                 A
    D              BBB             Baa3               BBB

Cash Collateral Account
The indenture trustee will establish a cash collateral account having an initial balance of $61,193,652 (7.25% of the initial contract pool principal balance) for the benefit of the noteholders, which may include proceeds of loans from third party lenders to the owner trust under a cash collateral account loan agreement. The indenture trustee will use cash collateral account funds to pay the following amounts if payments on the contracts are insufficient:

     interest due on the notes;

     the excess of

         the aggregate note principal amount; over the contract pool principal balance as of the last day of the related collection period; and principal on the notes on the applicable stated maturity date.

To the extent that the amount on deposit in the cash collateral account as of any payment date is less than the required amount, any remaining amount available in the collection account, after payment of any reimbursement of servicer advances, the servicing fee and interest and principal then due and payable on the notes, will be transferred to the cash collateral account to restore this deficiency.

The required amount of the cash collateral account will be, for any payment date, the greater of:

(a) the sum of

    (1) 7.25% of the contract pool principal balance as of the last day of the related collection period, plus
    (2) the excess, if any, of
        (A) the sum of the principal amounts of the notes, after giving effect to all distributions of principal on that payment date, over
        (B) the contract pool principal balance as of the last day of the related collection period, and
(b) $10,550,630 (1.25% of the initial contract pool principal balance).

However, in no event will the required amount exceed the aggregate principal amount of the notes.

Use of Proceeds
After the deposit of funds from the note sale proceeds into the cash collateral account and payment of expenses, the indenture trustee will pay the remaining proceeds of the sale of notes to the depositor. The depositor will pay the proceeds to a warehousing trust and to CIT Financial USA, Inc. in payment of the purchase price of contracts acquired from each of them.

Tax
Subject to the discussion in the prospectus supplement and the prospectus, under federal income tax law, the trust will not be treated as an association or publicly traded partnership taxable as a corporation and the notes will be treated as indebtedness.

ERISA
Subject to the discussion in the prospectus supplement and the prospectus, the notes are eligible to be purchased by ERISA plans.

Legal Investment
The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940

                     Scheduled Cashflows from the Contracts


Collection         Scheduled      Collection        Scheduled       Collection     Scheduled
  Period           Cashflow         Period           Cashflow         Period        Cashflow
  ------           --------         ------           --------         ------        --------
February 2001   $33,124,133.69   October 2003    $15,190,240.18   June 2006     $ 174,059.01
March 2001       25,275,286.39   November 2003    13,993,512.06   July 2006       159,218.45
April 2001       26,138,000.47   December 2003    11,731,863.23   August 2006     157,851.10
May 2001         25,597,157.21   January 2004     10,380,977.50   September 2006  145,522.82
June 2001        25,000,301.40   February 2004     8,904,694.90   October 2006    140,040.11
July 2001        26,660,735.75   March 2004        8,634,472.24   November 2006   134,273.60
August 2001      25,798,105.12   April 2004        8,626,321.43   December 2006   130,677.19
September 2001   25,060,049.42   May 2004          8,539,018.52   January 2007    145,327.43
October 2001     26,648,271.84   June 2004         8,480,310.50   February 2007   123,098.21
November 2001    27,700,884.02   July 2004         8,190,339.85   March 2007      116,103.24
December 2001    25,549,381.51   August 2004       7,851,568.20   April 2007      111,701.55
January 2002     26,810,429.83   September 2004    7,679,090.06   May 2007        111,701.55
February 2002    25,387,975.48   October 2004      7,538,685.50   June 2007       100,224.16
March 2002       24,684,466.61   November 2004     7,558,883.02   July 2007        99,612.38
April 2002       25,910,419.55   December 2004     7,028,464.34   August 2007     100,665.73
May 2002         25,091,297.21   January 2005      6,644,408.00   September 2007   90,652.06
June 2002        24,344,601.05   February 2005     5,944,650.90   October 2007     29,398.53
July 2002        25,582,312.17   March 2005        5,573,238.91   November 2007    14,445.70
August 2002      24,772,138.46   April 2005        5,286,404.09   December 2007    12,109.43
September 2002   23,944,180.59   May 2005          4,928,224.68   January 2008     32,869.32
October 2002     25,335,056.28   June 2005         4,655,686.44   February 2008       874.83
November 2002    22,800,086.17   July 2005         4,371,378.35   March 2008          874.83
December 2002    20,783,426.92   August 2005       3,908,800.02   April 2008          874.83
January 2003     19,800,616.53   September 2005    3,227,049.09   May 2008            874.83
February 2003    18,384,480.50   October 2005      2,319,134.95   June 2008           874.83
March 2003       17,822,074.33   November 2005     1,665,959.18   July 2008           874.83
April 2003       18,097,418.40   December 2005       962,260.44   August 2008         874.83
May 2003         17,536,422.23   January 2006        457,699.03   September 2008      874.83
June 2003        16,915,851.81   February 2006       249,789.35   October 2008        875.83
July 2003        16,686,296.58   March 2006          206,435.83   November 2008         -
August 2003      15,973,762.59   April 2006          186,127.39   December 2008         -
September 2003   15,363,388.89   May 2006            174,058.01   January 2009          -

                       Weighted Average Life of the Notes

The following charts set forth the percentage of the initial principal amount of each class of notes which would be outstanding on the payment dates set forth below assuming the conditional repayment rates ("CPR") indicated in the chart. This information is hypothetical. The CPR assumes that a fraction of the outstanding contracts is prepaid on each payment date, which implies that each contract in the pool of contracts is equally likely to prepay. This fraction, expressed as a percentage, is annualized to arrive at the CPR for the contracts. The CPR measures prepayments based on the contract pool principal balance, after the payment of all payments scheduled to be made under the terms of the contracts during each collection period. The CPR further assumes that all contracts are the same size and amortize at the same rate. The CPR also assumes that each contract will be either paid as scheduled or prepaid in full. The amounts set forth below are based upon the timely receipt of scheduled monthly contract payments, and assume that:

               the seller exercises its option to cause a redemption of the notes when the aggregate note principal balance is less than 10% of the initial contract pool principal balance, and the closing date for the sale of the contracts to the owner trust is March 9, 2001.

These tables are based upon the statistical contract pool principal balance determined using the Statistical Discount Rate and the initial aggregate principal amounts of the notes as described in the term sheet.

The information included in the following tables may constitute forward-looking statements within the meaning of Section 7A of the Securities Act of 1933, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the contracts to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The actual characteristics and performance of the contracts will differ from the assumptions used in constructing the CPR Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant level of CPR until maturity or that all of the contracts will prepay at the same level of CPR. Moreover, the diverse terms of contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the CPR Table at the various constant percentages of CPR specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between such assumptions and actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial balances outstanding over time and weighted average lives of the notes and the certificates.

           Percentage of the Initial Principal of the Class A-1 Notes

                                                                      CPR
Payment Date                                        0%        4%        9%       14%       18%
                                                    --        --        --       ---       ---
Closing Date                                      100.00    100.00    100.00    100.00    100.00
March 2001                                         84.04     83.55     81.66     79.68     78.01
April 2001                                         72.36     71.20     67.55     63.72     60.52
May 2001                                           60.13     58.43     53.13     47.60     43.01
June 2001                                          48.15     45.96     39.13     32.04     26.17
July 2001                                          36.43     33.82     25.56     17.04     10.01
August 2001                                        23.73     20.85     11.31      1.50      0.00
September 2001                                     11.44      8.34      0.00      0.00      0.00
October 2001                                        0.00      0.00      0.00      0.00      0.00

Weighted Average Life to Call (in years)            0.31      0.30      0.26      0.23      0.21
Weighted Average Life to Maturity (in years)        0.31      0.30      0.26      0.23      0.21

           Percentage of the Initial Principal of the Class A-2 Notes

                                                                           CPR
Payment Date                                        0%        4%        9%       14%       18%
------------                                        --        --        --       ---       ---
Closing Date                                      100.00    100.00    100.00    100.00    100.00
March 2001                                        100.00    100.00    100.00    100.00    100.00
April 2001                                        100.00    100.00    100.00    100.00    100.00
May 2001                                          100.00    100.00    100.00    100.00    100.00
June 2001                                         100.00    100.00    100.00    100.00    100.00
July 2001                                         100.00    100.00    100.00    100.00    100.00
August 2001                                       100.00    100.00    100.00    100.00     95.32
September 2001                                    100.00    100.00     98.30     90.46     84.05
October 2001                                      100.00     97.31     88.88     80.29     73.30
November 2001                                      95.30     88.10     79.00     69.77     62.29
December 2001                                      86.21     78.53     68.85     59.09     51.21
January 2002                                       77.88     69.75     59.55     49.30     41.07
February 2002                                      69.03     60.53     49.91     39.29     30.79
March 2002                                         60.66     51.84     40.84     29.90     21.19
April 2002                                         52.52     43.41     32.10     20.91     12.02
May 2002                                           43.88     34.56     23.05     11.69      2.73
June 2002                                          35.49     26.01     14.35      2.90      0.00
July 2002                                          27.34     17.75      5.99      0.00      0.00
August 2002                                        18.69      9.06      0.00      0.00      0.00
September 2002                                     10.29      0.67      0.00      0.00      0.00
October 2002                                        2.16      0.00      0.00      0.00      0.00
November 2002                                       0.00      0.00      0.00      0.00      0.00

Weighted Average Life to Call (in years)            1.18      1.10      1.00      0.91      0.84
Weighted Average Life to Maturity (in years)        1.18      1.10      1.00      0.91      0.84

           Percentage of the Initial Principal of the Class A-3 Notes

                                                          CPR

Payment Date                                        0%        4%        9%       14%       18%
------------                                        --        --        --       ---       ---
Closing Date                                      100.00    100.00    100.00    100.00    100.00
March 2001                                        100.00    100.00    100.00    100.00    100.00
April 2001                                        100.00    100.00    100.00    100.00    100.00
May 2001                                          100.00    100.00    100.00    100.00    100.00
June 2001                                         100.00    100.00    100.00    100.00    100.00
July 2001                                         100.00    100.00    100.00    100.00    100.00
August 2001                                       100.00    100.00    100.00    100.00    100.00
September 2001                                    100.00    100.00    100.00    100.00    100.00
October 2001                                      100.00    100.00    100.00    100.00    100.00
November 2001                                     100.00    100.00    100.00    100.00    100.00
December 2001                                     100.00    100.00    100.00    100.00    100.00
January 2002                                      100.00    100.00    100.00    100.00    100.00
February 2002                                     100.00    100.00    100.00    100.00    100.00
March 2002                                        100.00    100.00    100.00    100.00    100.00
April 2002                                        100.00    100.00    100.00    100.00    100.00
May 2002                                          100.00    100.00    100.00    100.00    100.00
June 2002                                         100.00    100.00    100.00    100.00     93.37
July 2002                                         100.00    100.00    100.00     94.02     84.24
August 2002                                       100.00    100.00     97.07     84.65     74.97
September 2002                                    100.00    100.00     88.02     75.71     66.16
October 2002                                      100.00     91.95     79.35     67.20     57.82
November 2002                                      92.91     82.66     70.28     58.41     49.28
December 2002                                      84.44     74.33     62.18     50.57     41.68
January 2003                                       76.75     66.78     54.84     43.48     34.82
February 2003                                      69.42     59.60     47.90     36.82     28.40
March 2003                                         62.62     52.97     41.50     30.70     22.53
April 2003                                         56.02     46.56     35.36     24.85     16.59
May 2003                                           49.27     40.05     29.18     18.67     10.73
June 2003                                          42.71     33.76     23.26     12.77      5.16
July 2003                                          36.37     27.71     17.23      7.16      0.00
August 2003                                        30.09     21.76     11.34      1.73      0.00
September 2003                                     24.06     15.71      5.75      0.00      0.00
October 2003                                       17.88      9.91      0.42      0.00      0.00
November 2003                                      11.75      4.18      0.00      0.00      0.00
December 2003                                       6.09      0.00      0.00      0.00      0.00
January 2004                                        1.39      0.00      0.00      0.00      0.00
February 2004                                       0.00      0.00      0.00      0.00      0.00

Weighted Average Life to Call (in years)            2.25      2.14      2.00      1.87      1.77
Weighted Average Life to Maturity (in years)        2.25      2.14      2.00      1.87      1.77


           Percentage of the Initial Principal of the Class A-4 Notes


                                                                       CPR
Payment Date                                        0%        4%        9%       14%       18%
------------                                        --        --        --       ---       ---
Closing Date                                      100.00    100.00    100.00    100.00    100.00
March 2001                                        100.00    100.00    100.00    100.00    100.00
April 2001                                        100.00    100.00    100.00    100.00    100.00
May 2001                                          100.00    100.00    100.00    100.00    100.00
June 2001                                         100.00    100.00    100.00    100.00    100.00
July 2001                                         100.00    100.00    100.00    100.00    100.00
August 2001                                       100.00    100.00    100.00    100.00    100.00
September 2001                                    100.00    100.00    100.00    100.00    100.00
October 2001                                      100.00    100.00    100.00    100.00    100.00
November 2001                                     100.00    100.00    100.00    100.00    100.00
December 2001                                     100.00    100.00    100.00    100.00    100.00
January 2002                                      100.00    100.00    100.00    100.00    100.00
February 2002                                     100.00    100.00    100.00    100.00    100.00
March 2002                                        100.00    100.00    100.00    100.00    100.00
April 2002                                        100.00    100.00    100.00    100.00    100.00
May 2002                                          100.00    100.00    100.00    100.00    100.00
June 2002                                         100.00    100.00    100.00    100.00    100.00
July 2002                                         100.00    100.00    100.00    100.00    100.00
August 2002                                       100.00    100.00    100.00    100.00    100.00
September 2002                                    100.00    100.00    100.00    100.00    100.00
October 2002                                      100.00    100.00    100.00    100.00    100.00
November 2002                                     100.00    100.00    100.00    100.00    100.00
December 2002                                     100.00    100.00    100.00    100.00    100.00
January 2003                                      100.00    100.00    100.00    100.00    100.00
February 2003                                     100.00    100.00    100.00    100.00    100.00
March 2003                                        100.00    100.00    100.00    100.00    100.00
April 2003                                        100.00    100.00    100.00    100.00    100.00
May 2003                                          100.00    100.00    100.00    100.00    100.00
June 2003                                         100.00    100.00    100.00    100.00    100.00
July 2003                                         100.00    100.00    100.00    100.00     99.83
August 2003                                       100.00    100.00    100.00    100.00     90.76
September 2003                                    100.00    100.00    100.00     93.92     82.24
October 2003                                      100.00    100.00    100.00     85.22     74.22
November 2003                                     100.00    100.00     91.41     76.77     66.48
December 2003                                     100.00     98.07     82.86     69.09     59.46
January 2004                                      100.00     90.22     75.73     62.67      0.00
February 2004                                      95.04     83.30     69.46     57.04      0.00
March 2004                                         88.70     77.40     64.11      0.00      0.00
April 2004                                         82.54     71.69     58.96      0.00      0.00
May 2004                                           76.35     66.00      0.00      0.00      0.00
June 2004                                          70.20     60.37      0.00      0.00      0.00
July 2004                                          64.06      0.00      0.00      0.00      0.00
August 2004                                        58.11      0.00      0.00      0.00      0.00
September 2004                                      0.00      0.00      0.00      0.00      0.00

Weighted Average Life to Call (in years)            3.39      3.24      3.07      2.90      2.76
Weighted Average Life to Maturity (in years)        3.64      3.53      3.37      3.21      3.09

            Percentage of the Initial Principal of the Class B Notes

                                                                       CPR
Payment Date                                        0%        4%        9%       14%       18%
------------                                        --        --        --       ---       ---
Closing Date                                      100.00    100.00    100.00    100.00    100.00
March 2001                                        100.00     96.27     95.84     95.39     95.01
April 2001                                        100.00     93.47     92.64     91.77     91.04
May 2001                                          100.00     90.57     89.37     88.11     87.07
June 2001                                         100.00     87.74     86.19     84.58     83.25
July 2001                                         100.00     84.99     83.11     81.18     79.58
August 2001                                       100.00     82.04     79.88     77.65     75.83
September 2001                                    100.00     79.21     76.77     74.28     72.25
October 2001                                       92.93     76.46     73.78     71.05     68.83
November 2001                                      75.82     73.53     70.64     67.71     65.33
December 2001                                      72.93     70.49     67.42     64.32     61.82
January 2002                                       70.29     67.70     64.47     61.21     58.60
February 2002                                      67.48     64.78     61.40     58.03     55.33
March 2002                                         64.82     62.02     58.52     55.05     52.28
April 2002                                         62.23     59.34     55.75     52.19     49.37
May 2002                                           59.49     56.53     52.87     49.27     46.42
June 2002                                          56.82     53.81     50.11     46.47     43.61
July 2002                                          54.24     51.19     47.45     43.80     40.94
August 2002                                        51.49     48.43     44.70     41.06     38.23
September 2002                                     48.82     45.76     42.05     38.45     35.66
October 2002                                       46.24     43.20     39.51     35.96     33.22
November 2002                                      43.48     40.48     36.86     33.39     30.72
December 2002                                      41.00     38.05     34.49     31.10     28.50
January 2003                                       38.75     35.84     32.34     29.02     26.49
February 2003                                      36.61     33.74     30.32     27.08     24.62
March 2003                                         34.62     31.80     28.45     25.29     22.90
April 2003                                         32.69     29.92     26.65     23.58     22.90
May 2003                                           30.72     28.02     24.84     23.52     22.90
June 2003                                          28.80     26.18     23.11     23.52     22.90
July 2003                                          26.95     24.41     23.11     23.52     22.90
August 2003                                        25.11     22.67     23.11     23.52     22.90
September 2003                                     23.35     22.67     23.11     23.52     22.90
October 2003                                       23.35     22.67     23.11     23.52     22.90
November 2003                                      23.35     22.67     23.11     23.52     22.90
December 2003                                      23.35     22.67     23.11     23.52     22.90
January 2004                                       23.35     22.67     23.11     23.52      0.00
February 2004                                      23.35     22.67     23.11     23.52      0.00
March 2004                                         23.35     22.67     23.11      0.00      0.00
April 2004                                         23.35     22.67     23.11      0.00      0.00
May 2004                                           23.35     22.67      0.00      0.00      0.00
June 2004                                          23.35     22.67      0.00      0.00      0.00
July 2004                                          23.35      0.00      0.00      0.00      0.00
August 2004                                        23.35      0.00      0.00      0.00      0.00
September 2004                                      0.00      0.00      0.00      0.00      0.00

Weighted Average Life to Call (in years)            1.82      1.64      1.53      1.43      1.34
Weighted Average Life to Maturity (in years)        2.07      1.90      1.83      1.75      1.68

            Percentage of the Initial Principal of the Class C Notes

                                                                     CPR
Payment Date                                        0%       4%       9%       14%       18%
------------                                        --       --       --       --        ---
Closing Date                                      100.00   100.00   100.00   100.00   100.00
March 2001                                        100.00    96.27    95.84    95.39    95.01
April 2001                                        100.00    93.47    92.64    91.77    91.04
May 2001                                          100.00    90.57    89.37    88.11    87.07
June 2001                                         100.00    87.74    86.19    84.58    83.25
July 2001                                         100.00    84.99    83.11    81.18    79.58
August 2001                                       100.00    82.04    79.88    77.65    75.83
September 2001                                    100.00    79.21    76.77    74.28    72.25
October 2001                                      100.00    76.46    73.78    71.05    68.83
November 2001                                      75.82    73.53    70.64    67.71    65.33
December 2001                                      72.93    70.49    67.42    64.32    61.82
January 2002                                       70.29    67.70    64.47    61.21    58.60
February 2002                                      67.48    64.78    61.40    58.03    55.33
March 2002                                         64.82    62.02    58.52    55.05    52.28
April 2002                                         62.23    59.34    55.75    52.19    49.37
May 2002                                           59.49    56.53    52.87    49.27    46.42
June 2002                                          56.82    53.81    50.11    46.47    43.61
July 2002                                          54.24    51.19    47.45    43.80    40.94
August 2002                                        51.49    48.43    44.70    41.06    38.23
September 2002                                     48.82    45.76    42.05    38.45    35.66
October 2002                                       46.24    43.20    39.51    35.96    33.22
November 2002                                      43.48    40.48    36.86    33.39    30.72
December 2002                                      41.00    38.05    34.49    31.10    28.50
January 2003                                       38.75    35.84    32.34    29.02    26.49
February 2003                                      36.61    33.74    30.32    27.08    24.62
March 2003                                         34.62    31.80    28.45    25.29    22.90
April 2003                                         32.69    29.92    26.65    23.58    22.90
May 2003                                           30.72    28.02    24.84    23.58    22.90
June 2003                                          28.80    26.18    23.11    23.58    22.90
July 2003                                          26.95    24.41    23.11    23.58    22.90
August 2003                                        25.11    22.67    23.11    23.58    22.90
September 2003                                     23.35    22.67    23.11    23.58    22.90
October 2003                                       23.35    22.67    23.11    23.58    22.90
November 2003                                      23.35    22.67    23.11    23.58    22.90
December 2003                                      23.35    22.67    23.11    23.58    22.90
January 2004                                       23.35    22.67    23.11    23.58     0.00
February 2004                                      23.35    22.67    23.11    23.58     0.00
March 2004                                         23.35    22.67    23.11     0.00     0.00
April 2004                                         23.35    22.67    23.11     0.00     0.00
May 2004                                           23.35    22.67     0.00     0.00     0.00
June 2004                                          23.35    22.67     0.00     0.00     0.00
July 2004                                          23.35     0.00     0.00     0.00     0.00
August 2004                                        23.35     0.00     0.00     0.00     0.00
September 2004                                      0.00     0.00     0.00     0.00     0.00

Weighted Average Life to Call (in years)            1.82     1.64     1.53     1.43     1.34
Weighted Average Life to Maturity (in years)        2.09     1.93     1.85     1.78     1.71


            Percentage of the Initial Principal of the Class D Notes

                                                               CPR
Payment Date                                        0%       4%       9%        14%       18%
------------                                        --       --       --        ---       ---
Closing Date                                      100.00   100.00   100.00   100.00   100.00
March 2001                                        100.00    96.27    95.84    95.39    95.01
April 2001                                        100.00    93.47    92.64    91.77    91.04
May 2001                                          100.00    90.57    89.37    88.11    87.07
June 2001                                         100.00    87.74    86.19    84.58    83.25
July 2001                                         100.00    84.99    83.11    81.18    79.58
August 2001                                       100.00    82.04    79.88    77.65    75.83
September 2001                                    100.00    79.21    76.77    74.28    72.25
October 2001                                      100.00    76.46    73.78    71.05    68.83
November 2001                                      75.82    73.53    70.64    67.71    65.33
December 2001                                      72.93    70.49    67.42    64.32    61.82
January 2002                                       70.29    67.70    64.47    61.21    58.60
February 2002                                      67.48    64.78    61.40    58.03    55.33
March 2002                                         64.82    62.02    58.52    55.05    52.28
April 2002                                         62.23    59.34    55.75    52.19    49.37
May 2002                                           59.49    56.53    52.87    49.27    46.42
June 2002                                          56.82    53.81    50.11    46.47    43.61
July 2002                                          54.24    51.19    47.45    43.80    40.94
August 2002                                        51.49    48.43    44.70    41.06    38.23
September 2002                                     48.82    45.76    42.05    38.45    35.66
October 2002                                       46.24    43.20    39.51    35.96    33.22
November 2002                                      43.48    40.48    36.86    33.39    30.72
December 2002                                      41.00    38.05    34.49    31.10    28.50
January 2003                                       38.75    35.84    32.34    29.02    26.49
February 2003                                      36.61    33.74    30.32    27.08    24.62
March 2003                                         34.62    31.80    28.45    25.29    22.90
April 2003                                         32.69    29.92    26.65    23.58    22.90
May 2003                                           30.72    28.02    24.84    23.58    22.90
June 2003                                          28.80    26.18    23.11    23.58    22.90
July 2003                                          26.95    24.41    23.11    23.58    22.90
August 2003                                        25.11    22.67    23.11    23.58    22.90
September 2003                                     23.35    22.67    23.11    23.58    22.90
October 2003                                       23.35    22.67    23.11    23.58    22.90
November 2003                                      23.35    22.67    23.11    23.58    22.90
December 2003                                      23.35    22.67    23.11    23.58    22.90
January 2004                                       23.35    22.67    23.11    23.58     0.00
February 2004                                      23.35    22.67    23.11    23.58     0.00
March 2004                                         23.35    22.67    23.11     0.00     0.00
April 2004                                         23.35    22.67    23.11     0.00     0.00
May 2004                                           23.35    22.67     0.00     0.00     0.00
June 2004                                          23.35    22.67     0.00     0.00     0.00
July 2004                                          23.35     0.00     0.00     0.00     0.00
August 2004                                        23.35     0.00     0.00     0.00     0.00
September 2004                                      0.00     0.00     0.00     0.00     0.00

Weighted Average Life to Call (in years)            1.82     1.64     1.53     1.43     1.34
Weighted Average Life to Maturity (in years)        2.25     2.07     1.97     1.89     1.81